Exhibit 99.6
(Multicurrency-Cross Border)
International Swap Dealers Association, Inc.
MASTER AGREEMENT
dated as of September 28, 2006

MERRILL LYNCH CAPITAL		SLM PRIVATE CREDIT STUDENT LOAN
SERVICES, INC.,		TRUST 2006-C,
a Delaware corporation	and	a Delaware statutory trust
have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.
Accordingly, the parties agree as follows:—
1. Interpretation
(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.
(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.
(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.
2. Obligations
(a) General Conditions.
(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.
(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.
(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.
IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MERRILL LYNCH CAPITAL		SLM PRIVATE CREDIT STUDENT
SERVICES, INC.		LOAN TRUST 2006-C

		By:	Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as the Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2004 by and among the Trustee, SLM Funding LLC and The Bank of New York, as the Indenture Trustee

By:	/S/ BRIAN CARROLL	By:	/S/ JOHN J. CASHIN
Name:	Brian Carroll	Name:	John J. Cashin
Title:	Vice President	Title:	Vice President
Date:	September 28, 2006	Date:	September 28, 2006

SCHEDULE
to the
ISDA Master Agreement
dated as of September 28, 2006
between

MERRILL LYNCH CAPITAL		SLM PRIVATE CREDIT STUDENT
SERVICES, INC.	and	LOAN TRUST 2006-C
(“MLCS”)		(the “Trust”)
Part 1. Termination Provisions
(a)	“Specified Entity” means in relation to MLCS for the purpose of:—
Section 5(a)(v): Not Applicable
Section 5(a)(vi): Not Applicable
Section 5(a)(vii): Not Applicable
Section 5(b)(iv): Not Applicable
and in relation to the Trust for the purpose of:—
Section 5(a)(v): Not Applicable
Section 5(a)(vi): Not Applicable
Section 5(a)(vii): Not Applicable
Section 5(b)(iv): Not Applicable
(b)	“Specified Transaction” shall have the meaning specified in Section 14 of this Agreement.

(c)	Events of Default.
(i) The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to MLCS are the following:
Section 5(a)(i) — “Failure to Pay or Deliver”;
Section 5(a)(ii) — “Breach of Agreement”;
Section 5(a)(iii) — “Credit Support Default”;
Section 5(a)(iv) — “Misrepresentation”;
Section 5(a)(v) — “Default under Specified Transaction”;
Section 5(a)(vi) — “Cross-Default”, as amended in Part 5(a)(3) of this Schedule;

Section 5(a)(vii) — “Bankruptcy”; and
Section 5(a)(viii) — “Merger Without Assumption”.
With respect to MLCS only: —
“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement,.
“Threshold Amount” means, in respect of MLCS, an amount equal to $100,000,000 (or its equivalent in other currencies)
(ii) The only “Events of Defaults” specified in Section 5(a) of this Agreement that apply to the Trust are the following:
Section 5(a)(i) — “Failure to Pay or Deliver”; provided, however, it shall constitute an Event of Default under Section 5(a)(i) of this Agreement with respect to the Trust only if (a) (I) the Trust has sufficient Available Funds in the Collection Account to make the scheduled payment in accordance with Section 2.07 of the Administration Agreement, (II) to the extent Available Funds in the Collection Account are insufficient, the Trust has sufficient Available Funds in the Cash Capitalization Account to make the scheduled payment in accordance with Section 2.07 of the Administration Agreement, or (III) to the extent Available Funds in the Collection Account and the Cash Capitalization Account are insufficient, the Trust has sufficient funds available in the Reserve Account to make the scheduled payment in accordance with Section 2.08 of the Administration Agreement, as the case may be and (b) it fails to make any such payments in violation of the terms of the Indenture and the Administration Agreement;
Section 5(a)(vi) — “Cross Default”, as amended in Part 5(a)(3) of this Schedule and provided, further, that it shall constitute an Event of Default under Section 5(a)(vi) of this Agreement with respect to the Trust only if either (i) the Notes outstanding under the Indenture have been accelerated pursuant to Section 5.02 of the Indenture in relation to an Event of Default under Section 5.01(a), (b), (d) or (e) of the Indenture and such acceleration has become non-rescindable and non-waivable or (ii) the Notes Outstanding under the Indenture have been accelerated pursuant to Section 5.02 of the Indenture in relation to an Event of Default under Section 5.01(c) of the Indenture and such acceleration has become non-rescindable and non-waivable and pursuant to which the Indenture Trustee has liquidated the Trust Student Loans; and;
Section 5(a)(vii) — “Bankruptcy”; as amended in Part 5(a)(4) of this Schedule.

(d)	Termination Events.
(i) All of the Termination Events specified in Section 5(b) of this Agreement, including but not limited to the “Additional Termination Event” provisions of Section 5(b)(v) of this Agreement, will apply to MLCS.
(ii) The only Termination Events specified in Section 5(b) of this Agreement that apply to the Trust are the following:
Section 5(b)(i) — “Illegality”; and
Section 5(b)(ii) — “Tax Event”.
(e) The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to MLCS and will not apply to the Trust.
(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-
(i)	Market Quotation will apply.

(ii)	The Second Method will apply.
Notwithstanding anything to the contrary in this Agreement, if an Early Termination Date occurs or is effectively designated, MLCS and the Trust agree as follows:
(i)	The Calculation Agent shall calculate an amount that would be payable to or by the Trust under this Agreement in respect of such Early Termination Date (the “Termination Payment”).

(ii)	To the extent that MLCS is required to pay the Termination Payment to the Trust, MLCS shall pay such amount in accordance with the terms of this Agreement.

(iii)	To the extent that the Trust is required to pay the Termination Payment to MLCS where (i) an Event of Default under Section 5(a)(vii) of this Agreement has occurred with respect to the Trust or (ii) the Trust is the Defaulting Party and the Event of Default is under either Section 5(a)(i) or Section 5(a)(vi) of this Agreement, as amended, the Trust shall pay such amount in accordance with Section 5.04(b)(v)(B) of the Indenture or Section 2.07(c)(iv)(B) of the Administration Agreement, as applicable. For all other Termination Payments by the Trust to MLCS, the Trust shall pay such amount in accordance with Section 5.04(b)(xii) of the Indenture or Section 2.07(c)(xiii) of the Administration Agreement, as applicable.
(g) “Termination Currency” means United States Dollars.
(h) Additional Termination Events: The occurrence of the following event shall constitute an Additional Termination Event:

An Additional Termination Event shall occur if any of the following events occurs and MLCS subsequently fails to provide a Letter of Credit Transaction or a Replacement Transaction within 10 Business Days of such withdrawal or downgrade to the extent permitted under Part 5(k) below:
(i) the long-term debt rating of MLCS’s Credit Support Provider is withdrawn or downgraded below “BBB- by S&P;
(ii) (a) at a time when MLCS’s Credit Support Provider has only a long-term rating from Moody’s, the long-term senior unsecured debt rating of MLCS’s Credit Support Provider is withdrawn or downgraded by such agency to or below “Baa1” or (b) if such downgrade is to or below “Baa1” or “P-3” at a time when MLCS’s Credit Support Provider has both long-term and short-term ratings from such agency; or
(iii) The short-term debt rating of MLCS’s Credit Support Provider is withdrawn or downgraded below ‘‘F2’’ by Fitch.
MLCS shall be the Affected Party for purposes of this Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions.
Part 2. Tax Representations.
(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, each of MLCS and the Trust make the following representation:-
It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.
In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided, that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.
(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, MLCS and the Trust will make the representations specified below:—
(i)	MLCS represents that it is a corporation formed under the laws of the State of Delaware.

(ii)	The Trust represents that it is a statutory trust organized under the laws of the State of

Delaware.
Part 3. Documents to be delivered
For purposes of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable: —
(a)	Tax forms, documents or certificates to be delivered are: -

Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, arrange for any required certification of, and deliver to the other party or such government or taxing authority as such other party directs, any form, document, or certificate that may be required or reasonably requested in order to allow such other party to make payment under this Agreement without any deduction or withholding for or on the account of any Tax rate, promptly upon the earlier of (i) reasonable demand, (ii) learning that the form, document or certificate is required, or (iii) learning that the form, document or certificate previously provided has become obsolete or incorrect.

(b)	Other Documents to be delivered are: -

Covered by
Section
Party Required to		Date by which to	3(d)
Deliver	Form/Document/ Certificate	be delivered	Representation
MLCS	A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.	At execution of this Agreement.	Yes.

Trust	Copies of the Indenture, the Trust Agreement, the Notes and the Administration Agreement.	At execution of this Agreement.	Yes.

Trust	A certificate (or an extract of the list of authorized signatories) as to the authority, incumbency and specimen signature of each person authorized to sign this Agreement and any Confirmation hereunder.	At execution of this Agreement.	No.

MLCS	An opinion of counsel to such party reasonably satisfactory in	At or promptly following the	No.

Covered by
Section
Party Required to		Date by which to	3(d)
Deliver	Form/Document/ Certificate	be delivered	Representation
	form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies which opinion shall address (i) the due authorisation and capacity of MLCS to enter into the Agreement and the Credit Support Annex and the enforceability of the Agreement and the Credit Support Annex and (ii) the due authorization and enforceability of the Guarantee of MLCS’s Credit Support Provider.	At or promptly following the execution of this Agreement.

Trust	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party addressed to other party, the underwriters of the Notes and the rating agencies.	At or promptly following the execution of this Agreement.	No.

Trust	Copies of all financial reports sent to the Depository Trust Company by or on behalf of the Indenture Trustee; provided, however that a failure to deliver these documents shall not constitute an Event of Default hereunder.	Promptly after delivery thereof.	Yes.

Trust	Any and all information reasonably requested by MLCS to verify the calculations made by the Calculation Agent under any Transaction.	As soon as practicable after request by the other party.	No.

MLCS & the Trust	Letter Agreement among MLCS, SLM Corporation, SLM Education Credit Finance Corporation and SLM Funding LLC relating to indemnification for securities law claims.	At execution of this Agreement.	No.

Covered by
Section
Party Required to		Date by which to	3(d)
Deliver	Form/Document/ Certificate	be delivered	Representation
MLCS & the Trust	Disclosure Agreement between the Trust and MLCS substantially in the form attached hereto as Exhibit B	At execution of this Agreement.	No.

MLCS & Trust	Any Credit Support Document(s) specified in Part 4 of this Schedule.	Upon execution of this Agreement.	No.

Part 4. Miscellaneous
(a) Addresses for Notices: For the purpose of Section 12(a) of this Agreement: -
Address for notices or communications to Party A:-

Address:	Merrill Lynch World Headquarters
4 World Financial Center, 18th Floor
New York, New York 10080
Attention: Swap Group
	Facsimile No.:	917-778-0836
	Telephone No.:	212 449-2467
(For all purposes)
Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to counterparty’s address, telephone number or facsimile number should be sent to:

GMI Counsel
Merrill Lynch World Headquarters
4 World Financial Center, 12th Floor
New York, New York 10080
Attention: Swaps Legal
Facsimile No.:	212 449-6993
Address for notices or communications to the Trust:-

(For all purposes)

Address:	SLM Private Credit Student Loan Trust 2006-C
c/o Chase Bank USA, National Association
Christiana Center/OPS 4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department
Facsimile No.: (302) 552-6280
Telephone No.: (302) 552-6279
Electronic Messaging System Details: None

With copies to:

Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-6706

Electronic Messaging System Details: None

For purposes of notices under Section 5, 6, 7 and 12(b) of this Agreement:

Address:	Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: General Counsel’s Office
Facsimile No.: 703-984-6586
Telephone No.: 703-984-5677

The Bank of New York
101 Barclay Street, 8W
New York, New York 10286
Attention: Corporate Trust Administration
Facsimile No.: 212-815-3247
Telephone No.: 212-815-3883

and

The Bank of New York
2 N. LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attn: Structured Finance
Facsimile No.: 312-827-8562
Telephone No.: 312-827-8500
(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:—

MLCS appoints as its Process Agent: Not Applicable.

The Trust appoints as its Process Agent: Not Applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

MLCS is not a Multibranch Party.

The Trust is not a Multibranch Party.
(e)    Calculation Agent. The Calculation Agent is the Trust unless an Event of Default applicable to the Trust has occurred and is continuing or a Termination Event under this Agreement has occurred and is continuing with respect to which the Trust is the sole Affected Party, in which case MLCS shall become the Calculation Agent. MLCS hereby consents to and agrees to the delegation by the Trust of all of its obligations as Calculation Agent to the Administrator of the Trust. All determinations and calculations by the Calculation Agent shall be (i) made in good faith and in a commercially reasonable manner and (ii) determined, where applicable, on the basis of then prevailing market rates or prices.
(f)	Credit Support Document. Details of any Credit Support Document: -

MLCS:—	(i) The Credit Support Annex between the parties hereto annexed hereto which supplements, forms part of, and is subject to, this Agreement and, if and only if MLCS procures a Letter of Credit Transaction, the Letter of Credit Transaction and (ii) the Guaranty Agreement executed by MLCS’s Credit Support Provider substantially in the form of Exhibit “A” attached hereto.

The Trust:—	Not Applicable.
(g)	Credit Support Provider.

Credit Support Provider means in relation to MLCS: Merrill Lynch & Co., Inc.

Credit Support Provider means in relation to the Trust: Not Applicable.
(h) Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine) and each party hereby submits to the jurisdiction of the state and federal courts having jurisdiction over the State of New York and the City of New York.
(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to any Transaction under this Agreement.
(j) “Affiliate” will have the meaning specified in Section 14 of this Agreement.
Part 5. Other Provisions.
(a) Amendments to the Agreement.
(1) Section 2(a)(iii) of this Agreement is hereby amended, with respect to MLCS only, to read as follows:
(iii) Each obligation of MLCS under Section 2(a)(i) is subject to the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated.
(2) Section 3 of this Agreement is hereby amended by inserting the following as Section 3(g) 3(h) and 3(i) which read in their entirety as follows:
(g) Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an “eligible contract participant” as defined in Section 1a(12) (7 U.S.C. Section 1a(12)) of the U.S. Commodity Exchange Act (the “CEA”).

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(h) Qualified Financial Contract, Swap Agreement. In the case of MLCS: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), it intends and acknowledges that this Agreement, including all Transactions hereunder, together with the relevant provisions of the Indenture and the Administration Agreement, shall constitute a “swap agreement” as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.
In the case of the Trust: Without limiting the applicability of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof, it intends and acknowledges that this Agreement, including all Transactions hereunder, shall constitute a “swap agreement” as defined in Section 101 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code, and that the parties are entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.
(i) Non-Reliance. Each party represents to the other that (i) it is not relying upon any representations except those expressly set forth in this Agreement or any Confirmation evidencing a Transaction; (ii) it has consulted with its own business, financial, investment, tax, accounting and legal advisors to the extent it has deemed appropriate in connection with its decision to enter into this Agreement and each such Transaction; and (iii) it has independently evaluated the potential financial benefits and risks, the tax and accounting implications and its policies and objectives of this Agreement and each such Transaction, and has independently decided to enter into this Agreement and each such Transaction on the basis of such evaluation. Each party represents to the other that it is not acting as a fiduciary or an advisor for such party in respect of the Transaction and each party is entering into this Agreement as principal and not as agent. Each party represents to the other party that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.
(j) Additional Representations of the Trust. The Trust represents to MLCS as of the date hereof that:
(i) With respect to each source of funds to be used by it to enter into such Transactions (each such source being referred to herein as a “source”), the

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Source is not the assets of any “plan” (as such term is defined in Section 4975 of the Code) subject to Section 4975 of the Code or any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) subject to Title I of ERISA, or otherwise out of “plan assets” within the meaning of United States Department of Labor regulation Section 2510.3-101, and
(ii) Each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Investment Company Act of 1940 and the Trust is exempt from regulation under such Act.
(iii) The Notes represent the obligations of the Trust only. They do not represent an interest in or obligation of MLCS. No recourse may be had by the holders of the Notes against MLCS or its assets with respect to the Notes.
(3) Section 5(a)(vi) of this Agreement is hereby amended by:
(i) deleting the words “, or becoming capable at such time of being declared,” and
(ii) adding at the end thereof the following words:
“provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State or impossibility.
(4) Clause (2) of Section 5(a)(vii) of this Agreement is hereby amended with respect to the Trust by deleting the words “or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due”.
(5) Section 5(b)(ii) of this Agreement is hereby amended by adding the following provision at the end thereof:
“provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred.”
(6) Section 6(b)(ii) of this Agreement is hereby amended by inserting, at the end of the first paragraph, the following:
“, provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to the Trust (in the case of transfers by MLCS) and to MLCS (in the

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case of transfer by the Trust) written confirmation from each Rating Agency then rating the Notes that such transfer will not result in the then-current rating on the Notes being withdrawn or downgraded.”
(7)	Section 7 of this Agreement is hereby amended by:
(i) adding in the third line thereof after the word “party,” the words “which consent will not be unreasonably withheld or delayed,”; and
(ii) adding after Subparagraph (b) thereof the following Subparagraph (c):
(c) it shall be a condition precedent to the effectiveness of any such transfer or assignment of this Agreement and each Transaction hereunder by MLCS that each Rating Agency then rating the Notes issue written acknowledgment, that, notwithstanding such transfer or assignment, the then current rating of the Notes will not be downgraded.
(7) The definition of “Reference Market-makers” contained in Section 14 of this Agreement is hereby amended by adding in the fourth line thereof after the word “credit” the words “or to enter into transactions similar in nature to Transactions”.
(b) Permitted Security Interest. For purposes of Section 7 of this Agreement, MLCS hereby consents to the Permitted Security Interest, subject to the provisions of this paragraph below.
“Permitted Security Interest” means the collateral assignment by the Trust of the Swap Collateral to the Indenture Trustee pursuant to the Indenture.
“Swap Collateral” means all right, title and interest of the Trust in this Agreement, each Transaction hereunder, and all present and future amounts payable by MLCS to the Trust under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.
     Notwithstanding the grant of the Permitted Security Interest, the Trust shall not be released from any of its obligations under this Agreement or any Transaction, and MLCS may exercise its rights and remedies under this Agreement without notice to, or the consent of the Indenture Trustee, except as otherwise expressly provided in this Agreement or in the Indenture with respect to MLCS’s right to bring legal proceedings against the Trust or the Indenture Trustee for purposes of enforcing this Agreement against the Trust.
     MLCS’s consent to the Permitted Security Interest is expressly limited to the Indenture Trustee for the benefit of the Noteholders under the Indenture, and MLCS does not consent to the sale or transfer by the Indenture Trustee of the Swap Collateral to any other person or entity (other than a successor to the Indenture Trustee under the Indenture acting in that capacity), and the manner in which the Indenture Trustee may realize upon the Swap Collateral shall be to declare an Event of Default, Additional Termination Event or designate an Early Termination Date by notice given to MLCS pursuant to the provisions of this Schedule and the Agreement.
     The Trust hereby acknowledges that, as a result of the Permitted Security Interest, all rights

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of the Trust under this Agreement, including any Transaction, have been assigned to the Indenture Trustee pursuant to the Indenture, and notwithstanding any other provision in this Agreement, the Trust may not take any action hereunder to exercise any of such rights without the prior written consent of the Indenture Trustee, including, without limitation, providing any notice under this Agreement, the effect of which would be to cause an Early Termination Date to occur or be deemed to occur. If the Trust gives any notice to MLCS for the purposes of exercising any of the Trust’s rights under this Agreement, MLCS shall have the option of treating that notice as void unless that notice is signed by the Indenture Trustee acknowledging its consent to the provisions of that notice. The foregoing notwithstanding, nothing herein shall be construed as requiring the consent of the Indenture Trustee for the performance by the Trust of any of its obligations hereunder.
     Except as expressly provided in this Agreement for any Event of Default, Termination Event, or Additional Termination Event, MLCS and the Trust may not enter into any agreement to dispose of any Transaction, whether in the form of a termination, unwind, transfer or otherwise without the prior written consent of the Indenture Trustee.
(c) Waiver of Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement between MLCS and the Trust, each of MLCS and the Trust irrevocably waives as to itself any and all rights of counterclaim, set-off, recoupment, whether arising by contract, operation of law or otherwise, provided that nothing herein shall be construed as limiting the provisions contained in Section 2(c) of this Agreement with respect to the netting of the parties’ respective obligations under this Agreement. Specifically, the provision for set-off in the 1st sentence of the preamble to Section 6(e) of this Agreement shall not apply for purposes of any Transaction hereunder.
(d) No Bankruptcy Petition. MLCS agrees that, prior to the date that is one year and one day after the date upon which the Trust created under the Trust Agreement is terminated in accordance with the terms thereof, it shall not institute against, or join any other person in instituting against, the Trust or SLM Funding LLC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the rights of MLCS to file any claim in, or otherwise take any action with respect to any such proceeding that was instituted against the Trust or SLM Funding LLC by a Person other than MLCS.
(e) Limited Recourse to the Trust. Without prejudice to MLCS’s rights under Section 5 of this Agreement, all obligations of the Trust shall be payable by it only on each Trust Floating Rate Payment Date, to the extent (i) it has sufficient Available Funds in the Collection Account to make the scheduled payment in accordance with Section 2.07 of the Administration Agreement, (ii) to the extent Available Funds in the Collection Account are insufficient, it has sufficient funds available in the Cash Capitalization Account to make the scheduled payment in accordance with Section 2.08 of the Administration Agreement or (iii) to the extent Available Funds in the Collection Account or the Cash Capitalization Account are insufficient, it has sufficient funds available in the Reserve Account to make the scheduled payment in accordance with Section 2.08 of the Administration Agreement To the extent such funds are not available or are insufficient for the payment thereof, it shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement.

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(f) Scope of Obligations of the Trustee. The parties hereto agree that:
(i) This Agreement is executed and delivered by Chase Bank USA, National Association, not individually but solely in its capacity as trustee and in the exercise of the powers and authority conferred and vested in the Trustee under the Trust Agreement; and
(ii) Each of the representations, undertakings and agreements contained in this Agreement made on the part of the Trust is made and intended not as an individual representation, undertaking and agreement, but is made and intended for the purposes of binding only the Trust.
(g) No Recourse. The Notes represent the obligations of the Trust only. They do not represent an interest in or obligation of MLCS. No recourse may be had by the holders of the Notes against MLCS or its assets with respect to the Notes and/or this Agreement.
(h) Restrictions on Amendments. The Trust shall not enter into any amendment, modification or supplement to the Indenture or any other Basic Document that would materially adversely affect (i) MLCS’s ability to enforce or protect its rights or remedies under this Agreement, (ii) the ability of the Trust to timely and fully perform its obligations under this Agreement or (iii) any of the Trust’s obligations under this Agreement or any Basic Document (including priority of payments under the Trust Agreement or the Indenture). Any such amendment, modification or supplement without MLCS’s prior written consent shall not be binding on MLCS. No amendment, modification, or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, and (B) the Indenture Trustee has acknowledged its consent thereto in writing, to the extent the consent of the Indenture Trustee is required under the terms of the Indenture. Prior to or simultaneous with the execution of any such amendment, the Trust shall obtain a written acknowledgment, or cause a written acknowledgment to be obtained, from each rating agency then rating the Notes, that their then-current rating of the Notes will not be reduced or withdrawn as a result of the amendment.
(i) Consent to Recording. Each party hereby consents to the electronic recording of the telephone conversations of officers, employees or agents of the parties, their Affiliates in connection with this Agreement or any Transaction or potential Transaction and agrees that any such recordings may be submitted in evidence in any proceeding to establish any matters pertinent to this Agreement or any Transaction.
(j) Waiver of Trial by Jury. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement, any Credit Support Document or any Transaction contemplated hereby or thereby. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and any Transaction and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.
(k) Letter of Credit Transaction and Replacement Transaction.

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If the long-term debt rating of MLCS is withdrawn or downgraded below “BBB-” by S&P or any successor Rating Agency, MLCS shall provide, within 10 Business Days of such withdrawal or downgrade, a Letter of Credit Transaction or a Replacement Transaction, at no cost to the Trust; provided that the failure of MLCS to provide such a Letter of Credit Transaction or Replacement Transaction shall be deemed to be an Additional Termination Event and not an Event of Default. MLCS shall be the Affected Party for purpose of this Additional Termination Event and all Transactions entered into hereunder shall be Affected Transactions. The occurrence of the Additional Termination Event described in this paragraph shall have no effect on MLCS’s obligation to undertake the steps set forth in this paragraph in the event the Trust does not exercise its rights to terminate this Agreement and the Transaction entered into hereunder. For purpose of this Agreement:
A “Letter of Credit Transaction” means a letter of credit, guaranty or surety bond or insurance policy covering MLCS’s obligations under this Agreement from a bank, guarantor or insurer having: (1) a short-term or long-term debt rating, or a financial program or counterparty rating or claims paying rating, as applicable, of at least ‘‘A1’’ or “A+” by S&P, respectively, (2) (a) a long-term senior debt rating of at least ‘‘Aa3’’ by Moody’s where the bank, guarantor or insurer has only a long-term rating or (b) a long-term senior debt rating of at least “A-1” and a short-term debt rating of at least ‘‘P-1’’ by Moody’s where the bank, guarantor or insurer has both long-term and short-term ratings; and (c) a short-term debt rating of at least ‘‘F1’’ by Fitch. A letter of credit, guaranty or surety bond or insurance policy will constitute a “Letter of Credit” Transaction only if each of the Rating Agencies then rating the Notes issues a written acknowledgment stating that the ratings of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced after giving effect to the transaction with the relevant bank, guarantor or insurer.
“Replacement Transaction” means a transaction with a replacement counterparty who shall assume MLCS’s position with respect to a Transaction on the same terms and conditions as such Transaction and this Agreement, mutatis mutandis, or with such other amendments to the terms of this Agreement as may be approved by the parties, and where such replacement counterparty pays to, or receives from, MLCS the fair market value of MLCS’s position with respect to that Transaction as determined by MLCS in good faith; provided that the Trust shall not be responsible for any costs associated with such replacement. A transaction with a replacement counterparty will constitute a “Replacement Transaction” for purposes of this Agreement only if each of the Rating Agencies then rating the Notes issues a written acknowledgement stating that the rating of the Notes (as in effect immediately prior to such reduction or withdrawal) will not be reduced after giving effect to the transaction with the replacement counterparty.
(l) Definitions. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivative Association, Inc.), without regard to any revision or subsequent edition thereof, shall be incorporated into this Agreement and each Confirmation except as provided for thereof or in the Confirmation. In the event of any inconsistency between the Definitions and the Agreement or any Confirmation, this Agreement or, as the case may be, such Confirmation shall prevail.
(m) Additional Definitions. Unless otherwise defined in this Agreement or in any Confirmation, the terms “Administration Agreement”, “Administrator”, “Available Funds”, “Cash Capitalization

16

Account”, “Cutoff Date”, “Indenture”, “Indenture Trustee”, “Notes”, “Reserve Account”, “Trust” and “Trust Agreement” shall have the meanings ascribed to such terms in Exhibit A-1 to that certain Indenture dated as of September 1, 2006 by and among SLM Funding LLC, Chase Bank USA, National Association, as the trustee, and The Bank of New York, as the indenture trustee, as the same may be amended, modified, restated or replaced.
(n) Future Assurances. In the event that a Ratings Collateral Trigger has occurred, the parties here to agree to promptly negotiate an amendment to this Schedule and the Credit Support Annex to make herein or therein any changes required to meet the then current policies of the Rating Agencies concerning counterparties eligible to provide swaps for AAA-rated securities including but not limited to any policies concerning required collateral types, levels and other collateral delivery mechanics. In addition, in the event that the credit rating of MLCS’s Credit Support Provider is withdrawn or downgraded below “A-1+” and MLCS has not obtained a Replacement Transaction or a Letter of Credit Transaction, MLCS shall within 30 days of such withdrawal or downgrade and at the expense of MLCS, obtain rating agency confirmation that despite the downgrade or withdrawal, the ratings on the no class of Notes will be withdrawn or lowered.

17

MERRILL LYNCH CAPITAL SERVICES, INC.		SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

		By:	Chase Bank USA, National Association not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2006 by and among the Trustee, the Indenture Trustee and SLM Funding LLC

By:	/S/ BRIAN CARROLL	By:	/S/ JOHN J. CASHIN

Name:	Brian Carroll	Name:	John J. Cashin
Title:	Vice President	Title:	Vice President
Date:	September 28, 2006	Date:	September 28, 2006

18

EXHIBIT A
GUARANTEE OF MERRILL LYNCH & CO.
FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (“ML & Co.”), hereby unconditionally guarantees to SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C (the “Trust”), the due and punctual payment of any and all amounts payable by MERRILL LYNCH CAPITAL SERVICES, INC., a corporation organized under the laws of the State of Delaware (“MLCS”), its successors and permitted assigns, to the extent such successors or permitted assigns are direct or indirect subsidiaries of ML & Co., under the terms of the Master Agreement between the Trust and MLCS, dated as of September 28, 2006 (the “Agreement”), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of MLCS punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Trust to ML & Co.; provided, however that delay by the Trust in giving such demand shall in no event affect ML & Co.’s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Trust upon the insolvency, bankruptcy or reorganization of MLCS or otherwise, all as though such payment had not been made.
          This Guarantee shall be one of payment and not collection. ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Trust concerning any provisions thereof; the rendering of any judgment against MLCS or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if MLCS merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.
          ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of MLCS; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against MLCS.
          ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.
          This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.
          This Guarantee may be terminated at any time by notice by ML & Co. to the Trust given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by the Trust or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect, and shall be irrevocable, with respect to any

19

payment obligation of MLCS under the Agreement entered into prior to the effectiveness of such notice of termination.
          This Guarantee becomes effective concurrent with the effectiveness of the Agreement, according to its terms.
          IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By:

Name:
Title:

20

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)
International Swaps and Derivatives Association, Inc.
CREDIT SUPPORT ANNEX
to the Schedule to the
Master Agreement
dated as of September 28, 2006
between

SLM PRIVATE CREDIT STUDENT LOAN	and	MERRILL LYNCH CAPITAL SERVICES,
TRUST 2006-C		INC.
This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.
Accordingly, the parties agree as follows:-
Paragraph 1. Interpretation
(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.
(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.
Paragraph 2. Security Interest
Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

“Valuation Agent” has the meaning specified in Paragraph 13.
“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.
“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.
“Valuation Time” has the meaning specified in Paragraph 13.
“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:
(i) Eligible Collateral or Posted Collateral that is:
(A) Cash, the amount thereof; and
(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;
(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and
(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Draft 12/13/02
SLM Private Credit Student Loan Trust 2006-C
Paragraph 13. Elections and Variables
(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to MLCS and the Trust: None.

With respect to the Trust: None.

(b)	Credit Support Obligations.
(i)	Delivery Amount, Return Amount and Credit Support Amount.
(A) “Delivery Amount” and “Return Amount” have the meanings specified in Paragraph 3(a) and 3(b), respectively.
(B) “Credit Support Amount” has the meaning specified in Paragraph 3; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing with respect to MLCS, Credit Support Amount shall have the meaning specified under the relevant definition of Ratings Criteria (as defined below). In circumstances where more than one of the Ratings Criteria apply to MLCS, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in MLCS transferring the greatest amount of Eligible Credit Support. Under no circumstances will MLCS be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria.
(ii)	Eligible Collateral. The following items will qualify as “Eligible Collateral” for MLCS:

				Valuation
		Eligible Collateral	MLCS	Percentage

(A	)	Cash	[X]	100.0%
(B	)	Treasury Securities with a remaining maturity of 52 weeks or less	[X]	98.5%
(C	)	Treasury Securities with a remaining maturity of more than 52 weeks but no more than 5 years	[X]	93.6%
(D	)	Treasury Securities with a remaining maturity of equal to or more than 5 years but no more than 10 years	[X]	89.9%
(E	)	Agency Notes with a remaining maturity of 52 weeks or less	[X]	97.8%
(F	)	Agency Notes with a remaining maturity of more than 52 weeks but no more than 5 years	[X]	91.9%
(G	)	Agency Notes with a remaining maturity of equal to or more than 5 years but no more than 10 years	[X]	86.3%
provided that:

     (1) in relation to calculations in connection with the Fitch Criteria (as defined below), the applicable Valuation Percentage shall be (1) the relevant percentage determined by reference to the table headed “Advance Rates (%)” appearing at the end of Appendix 3 to the Fitch Criteria;
     (2) upon the occurrence of a First Trigger with respect to MLCS and during the continuation thereof, the Valuation Percentage for the Eligible Collateral shall be the percentages set forth above or if lower, the percentages set forth as the collateral advance rates in Table 2A “Collateral Advance Rates – Where Rated Liabilities are U.S. Dollar Denominated” under the column headed “First Trigger – Posting Frequency – Weekly” of Table 2A attached hereto;
     (3) upon the occurrence of a Second Trigger with respect to MLCS and during the continuation thereof until such time as MLCS obtains a Replacement Transaction or a Letter of Credit Transaction, the Valuation Percentage for the Eligible Collateral shall be the percentages set forth above or if lower, the percentages set forth as the collateral advance rates in Table 2A “Collateral Advance Rates – Where Rated Liabilities are U.S. Dollar Denominated” under the column headed “Second Trigger – Posting Frequency – Weekly” of Table 2A attached hereto; and
     (4) where the ratings of the Relevant Rating Agencies differ with respect to the same item of Posted Collateral, the lower of the ratings shall apply.
For the purpose of this Annex, references to the “Relevant Rating Agency” shall mean the Rating Agency whose Ratings Criteria will be used to determine the amount of Eligible Credit Support that MLCS is required to transfer to the Trust following a credit ratings downgrade or withdrawal of rating of MLCS’s Credit Support Provider.
(iii) Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Not applicable.
(iv) Thresholds.
(A)	“Independent Amount” means with respect to MLCS and to the Trust: Zero.

(B)	“Threshold” means with respect to MLCS: Infinity; provided however that following the occurrence of a Ratings Collateral Trigger,MLCS’s Threshold shall be zero.

“Threshold” means with respect to the Trust: Infinity.

(C)	“Minimum Transfer Amount” means with respect to MLCS: USD$1,000,000; and with respect to the Trust: USD$1,000,000; provided, however, that if a Ratings Collateral Trigger has occurred and is continuing with respect to MLCS, the Minimum Transfer Amount with respect to MLCS shall be USD$10,000 and provided further that if (1) an Event of Default has occurred and is continuing with respect to MLCS or (2) an Additional Termination Event has occurred in respect of which MLCS is an Affected Party, the Minimum Transfer Amount with respect to MLCS shall be zero.

(D)	Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest USD$100,000.
(c)	Valuation and Timing.
(i)	“Valuation Agent” means for purposes of Paragraphs 3 and 5, MLCS; unless an Event of Default, Potential Event of Default or a Termination Event has occurred with respect to MLCS in which case, the Trust shall be Valuation Agent. Notwithstanding the expiration of any applicable grace period, the failure by MLCS to comply with or perform any obligation required of it when acting as Valuation Agent (including, without limitation, the performance of any such obligation in a timely manner) shall not constitute an Event of Default under Section 5(a)(iii) of the Agreement. MLCS makes no representation or warranty, express or implied, as to the accuracy of any calculation or determination made or provided by it when acting as Valuation Agent and shall not in any way be liable to the Trust or any other Person for any loss or damage, whether direct or indirect, arising in connection with such calculation or determination except for any loss or damage resulting from the gross negligence or wilful misconduct of MLCS.

(ii)	“Valuation Date” means the second (2nd) Local Business Day of each calendar week.

(iii)	“Valuation Time” means the close of business in New York on the New York Banking Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	"Notification Time” means 10:00 a.m., New York time, on a Local Business Day.
(d)	Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Events will be a “Specified Condition” for the party specified (that Party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)	Substitution.
(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Applicable.
(f)	Dispute Resolution.
(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

(A) With respect to Eligible Collateral consisting of Cash, 100%; and (B) with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date; multiplied by the applicable Valuation Percentage.

In relation to the foregoing, MLCS will, upon receipt of reasonable notice from a Rating Agency, demonstrate to that Rating Agency, the calculation by MLCS of the Transferee’s Credit Support Amount and the Value of any Posted Collateral. Further, if the long-term debt rating of MLCS’s Credit Support Provider is withdrawn or downgraded to “BBB” by S&P or any successor Rating Agency, the “calculation” of Exposure shall be verified by an external mark-to-market on at least a monthly basis. This external mark must be obtained by an independent third-party, and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. Exposure and any required Credit Support Amount should be based on the greater of the internal and external marks, and any deficiencies in the Credit Support Amount must be cured within three days.

(iii)	Alternative. The provisions of Paragraph 5 will apply.
(g) Holding and Using Posted Collateral.
(i)	Eligibility to Hold Posted Collateral; Custodian.
The Trust and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:
(1)	Posted Collateral may be held only in the following jurisdictions: the United States of America.

(2)	Posted Collateral shall at all times be held in a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from Moody’s, S&P, and, if such institution is rated by Fitch, Fitch, in one of their generic rating categories which signifies investment grade.

Initially, the Custodian for the Trust is The Bank of New York, for the benefit of Chase Bank USA, National Association, as Trustee for the SLM Private Credit Student Loan Trust 2006-C.
(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply. Notwithstanding the foregoing, the Trust shall be permitted to assign all of its rights to the Posted Collateral to the Indenture Trustee pursuant to the terms of the Indenture as well as to invest any portion of the Posted Collateral consisting of Cash deposited from time to time in the Trust’s Custody Account.
(h) Distributions and Interest Amount.
(i)	“Interest Rate”. The “Interest Rate” means the actual earnings received on any Posted Collateral consisting of Cash on deposit during any relevant period in the Trust’s Custody Account, expressed as a percentage.

(ii)	Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.
(i)	Additional Representation(s). Not Applicable.

(j)	Other Eligible Support and Other Posted Support. “Value” and “Transfer” with respect to Other Eligible Support and Other Posted Support each means: Not Applicable.

(k)	Demands and Notices

All demands, specifications and notices to MLCS under this Annex will be made to:
Merrill Lynch Capital Services, Inc.
Merrill Lynch World Headquarters
4 World Financial Center
New York, New York 10080
Attention: Collateral Management Group
and all demands, specifications and notices to the Trust under this Annex will be to:

(For all purposes)
SLM Private Credit Student Loan Trust 2006-C
c/o Chase Bank USA, National Association
Christiana Center/OPS 4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department
Facsimile No.: (302) 552-6280
With copies to:

(For all purposes)
JPMorgan Chase Bank, National Association
450 West 33rd Street
15th Floor
New York, New York 10001
Attention: Structured Finance Services
Facsimile No.: (212) 946-3737
Telephone No.: (212) 946-3678
(For delivery confirmation only)
Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-6706
Electronic Messaging System Details: None
; provided that any demand, specification or notice may be made by telephone (“Telephone Notice”) between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business on the same day that such Telephone Notice is given.

(l)	Addresses for Transfers.

MLCS:

For Cash:	To be notified to the Trust prior to any transfer.

For Eligible Collateral:

Fed Eligible Settlements:

To be notified to the Trust prior to any transfer.

DTC Eligible Settlements:

To be notified to the Trust prior to any transfer.
The Trust:
To be notified to MLCS prior to any transfer.
(m)	Other Provisions.

     (i) Modification to Paragraph 2 — Security Interest: The following Paragraph 2 is substituted for Paragraph 2 of this Annex:
Paragraph 2. Security Interest.
The Pledgor hereby pledges to the Eligible Lender Trustee, on behalf of the Secured Party, as security for its Obligations, and grants to the Eligible Lender Trustee, on behalf of the Secured Party, a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Eligible Lender Trustee, on behalf of the Secured Party hereunder. Upon the Transfer by the Eligible Lender Trustee, on behalf of the Secured Party, to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.
(ii) Modification to Paragraph 6(d)(i) — Distributions: Paragraph 6(d)(i) shall be amended the phrase “or is deemed to receive” is hereby deleted.
(iii) Modification to Paragraph 7 — Events of Default: Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to “two Local Business Days”, “five Local Business Days” and “thirty days” respectively, shall instead be replaced by “one Local Business Day”, “three Local Business Days” and “three Local Business Days” respectively.
     (iv) Modification to Paragraph 9 — Representations: The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:
Paragraph 9. Representations. The Pledgor represents to the Eligible Lender Trustee, on behalf of the Secured Party (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:
     (v) Modifications to Paragraph 12 — Amended Definitions: The following definitions of “Pledgor” and “Secured Party” are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:
“Pledgor” means MLCS, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).
“Secured Party” means the Eligible Lender Trustee, on behalf of the Trust, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.
     (vi) Additions to Paragraph 12: The following definitions of “Ratings Criteria”, “Ratings Collateral Trigger”, “Modified Exposure” and “Pricing Sources” shall be added to Paragraph 12 of this Annex:
“Ratings Criteria” means, the criteria used by S&P (“S&P Criteria”), the criteria used by Moody’s (“Moody’s Criteria”) and the criteria used by Fitch as set out in the report by Fitch dated 13 September 2004 and entitled Counterparty Risk in Structured Finance Transactions: Swap Criteria (“Fitch Criteria”) for the purposes of determining the amount of Eligible Credit Support MLCS is required to transfer hereunder following a credit ratings downgrade of MLCS’s Credit Support Provider pursuant to which MLCS has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement. Where MLCS is required to post collateral in accordance with more than one Ratings Criteria, MLCS will be required to post collateral in accordance with such Ratings Criteria which produces the highest Delivery Amount and the lowest Return Amount.
Fitch Criteria
“Credit Support Amount” shall mean, with respect to a Transferor on a Valuation Date, the sum of (a) the Transferee’s Exposure as determined by MLCS in good faith and (b) 1.05 multiplied by the current aggregate Notional Amount(s) of the outstanding Transactions.
Moody’s Criteria
“Credit Support Amount” shall mean for the purposes of the Moody’s Criteria with respect to a Transferor on a Valuation Date the sum of (a) the Transferee’s Exposure as determined by Valuation Agent in good faith plus (b) either (i) the First Trigger Collateral Levels or (ii) the Second Trigger Collateral Levels, as applicable where:
“First Trigger” means, on any Valuation Date, where MLCS’s Credit Support Provider has Moody’s rating(s) which are at or below the levels set forth for the “First Trigger” in Appendix 1 to Table 1 attached hereto.
“First Trigger Collateral Levels” means the required collateral amounts required by Moody’s for a Cross-currency swap (Spread-based payments) upon the occurrence of a First Trigger with respect to MLCS, all as set forth in Appendix 1 to Table 1 attached hereto.
“Second Trigger” means, on any Valuation Date, where MLCS’s Credit Support Provider has Moody’s rating(s) which are at or below the levels set forth for the “Second Trigger” in Appendix 2 to Table 1 attached hereto.
“Second Trigger Collateral Levels” means the required collateral amounts required by Moody’s for a Cross-currency Swap – Variable Notional Amortisation — Spread-Based Payments Upon The Occurrence Of A Second Trigger with respect to MLCS, all as set forth in the table in Appendix 2 to Table 1 attached hereto.

In relation to the foregoing, MLCS will, upon receipt of reasonable notice from Moody’s, demonstrate to Moody’s the calculation by MLCS of the Transferee’s Credit Support Amount.
S&P Criteria
“Credit Support Amount” shall mean with respect to a Transferor on a Valuation Date the sum of:
(A)	the greater of zero and the Transferee’s Exposure, and

(B)	VB multiplied by 0.1 multiplied by Notional Amount where.

VB equals the following: U.S. Dollar/ U.S. Dollar

Counterparty	5 Years or Less	More than 5 Years but	More than 10 Years
Rating	Until to Termination	10 Years or Less until	until the Termination
(S&P)	Date	the Termination Date	Date
A-1	3.25%	4.00%	4.75%
A-2	4.00%	5.00%	6.25%
A-3	4.50%	6.75%	7.50%
“Ratings Collateral Trigger” means the occurrence of any of the following events:
(i) the short-term debt rating of MLCS’s Credit Support Provider is withdrawn or downgraded below “A-1” (or where MLCS’s Credit Support Provider does not have a short-term debt rating, its long-term senior unsecured debt rating is withdrawn or downgraded below “A+”) by S&P or a successor Rating Agency;
(ii) the occurrence with respect to MLCS of a First Trigger; or
(iii) The short-term debt rating of MLCS’s Credit Support Provider is withdrawn or downgraded below ‘‘F1’’ by Fitch or any successor Rating Agency.
“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.
     (vii) Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of MLCS or the Trust, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party’s rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.
     (viii) In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:
(A)	Eligible Collateral;

(B)	Exposure; and

(C)	Posted Collateral
shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.
(n)	Agreement as to Single Secured Party and Pledgor. MLCS and the Trust agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term “Secured Party” as used in this Annex shall mean only The Trust, (b) the term “Pledgor” as used in this Annex shall mean only MLCS, (c) only MLCS makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only MLCS will be required to make Transfers of Eligible Credit Support hereunder.

(o)	Covenants of the Pledgor. So long as the Agreement is in effect, MLCS covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by MLCS, except the security interest created hereunder and any security interests or other encumbrances created by the Trust; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Trust.

(p)	Costs of Transfer on Exchange. Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(q)	Additional Definitions

“Agency Notes” means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated Aaa by Moody’s and AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

“Treasury Securities” means U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.
[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/S/ BRIAN CARROLL
Name:	Brian Carroll
Title:	Vice President
Date:	September 28, 2006

SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

By:	Chase Bank USA, National Association,
not in its individual capacity but solely in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2006 by and among the Trustee, SLM Funding LLC and The Bank of New York, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name:	John. J. Cashin
Title:	Vice President
Date:	September 28, 2006

DISCLOSURE AGREEMENT
     THIS DISCLOSURE AGREEMENT dated September 20, 2006 (the “Disclosure Agreement”) is among SLM FUNDING LLC (the “Depositor”), SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C (the “Issuing Entity”), SALLIE MAE, INC. (the “Sponsor”) and MERRILL LYNCH CAPITAL SERVICES, INC. (the “Swap Counterparty”).
W I T N E S S E T H:
     WHEREAS, on the Closing Date, the Issuing Entity is issuing its Class A-1 Student Loan Backed Notes, Class A-2 Student Loan Backed Notes, Class A-3 Student Loan Backed Notes, Class A-4 Student Loan Backed Notes, Class A-5 Student Loan Backed Notes, Class B Student Loan Backed Notes and Class C Student Loan Backed Notes (collectively, the “Notes”) pursuant to an Indenture of Trust dated September 1, 2006 (the “Indenture”) among the Issuing Entity, Chase Bank USA, National Association, as the Trustee, and The Bank of New York, as the Indenture Trustee;
     WHEREAS, pursuant to the Free-Writing Prospectus dated September 15, 2006 (the Free-Writing Prospectus”), the Term Sheet dated September 19, 2006 (the “Term Sheet”) and the Prospectus Supplement dated September 20, 2006 (the “Prospectus Supplement” and together with the Free-Writing Prospectus and the Term Sheet, the “Offering Materials”) the Issuing Entity is offering for sale the Notes;
     WHEREAS, the Issuing Entity and the Swap Counterparty are entering into a 1992 ISDA Master Agreement (Multicurrency -Cross Border), dated as of September 28, 2006, and a related confirmation, schedule and credit support annex (collectively, the “Currency Swap Agreement”); and
     WHEREAS, the Offering Materials are required to contain certain disclosure concerning the Swap Counterparty in accordance with the Securities and Exchange Commission’s Regulation AB (“Reg AB”).
     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used and not defined in this Disclosure Agreement shall have the meanings ascribed to such terms in the Indenture.
     2. Offering Materials Swap Counterparty Information. The parties hereto acknowledge and agree that the statements set forth under the heading “Swap Agreements — Swap Counterparty” in the Term Sheet and the Prospectus Supplement (including the information incorporated therein by reference, if any, to the reports filed by the Swap Counterparty or by Merrill Lynch & Co., Inc., its credit support provider (the “Credit Support Provider”) with the Securities and Exchange Commission (the “SEC”)) constitute the only information furnished to the Depositor, the Issuing Entity or the Sponsor by or on behalf of the Swap Counterparty for inclusion in the Offering Materials as of their respective dates (the “Swap Counterparty Information”) and the Swap Counterparty hereby represents and warrants, as of the dates of the respective Offering Materials, that the Swap Counterparty Information is true and correct in all material respects.
     3. REG AB Disclosure Requirement and Incorporation by Reference of Additional Swap Counterparty Information. The Swap Counterparty agrees and acknowledges that the Depositor, the Issuer and the Sponsor are required under Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended (“Regulation AB”), to disclose certain financial information and other information regarding the Swap Counterparty or its Credit Support Provider, as applicable, depending on the applicable “significance percentage”, calculated from time to time in accordance with Item 1115 of Regulation AB. The Swap Counterparty’s Credit Support Provider is a U.S. entity currently subject to the periodic reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to such requirements, it files an Annual Report on Form 10-K with the SEC. It publishes Interim Reports for each of the first three quarters of its fiscal year, each containing unaudited interim financial statements for such quarter. Pursuant to the Exchange Act, it submits such Interim Reports to the SEC on Reports on Form 10-Q. The Credit Support Provider transmits its Annual Reports on Form 10-K and Reports on Form 10-Q to the SEC via the SEC’s EDGAR System, and such reports are available on the SEC’s EDGAR internet site under File Number 001-07182. So long as the Issuing Entity is required to file reports with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act, if the “aggregate significance percentage” (within the meaning of Item 1115 of Regulation AB), as calculated by the Sponsor, of all derivative instruments provided by the Swap Counterparty and any of its affiliates to the Issuing Entity is: (a) 10% or more, but less than 20%, the Issuing Entity shall be authorized to incorporate by reference into such reports Item 3.A. of the Swap Counterparty’s or its Credit Support Provider’s most recent Annual Report on Form 10-K filed with the SEC and the unaudited financial statements contained in each Interim Report on Form 10-Q furnished to the SEC by the Swap Counterparty or its Credit Support Provider subsequent to the filing of its most recent Annual Report, or (b) 20% or more, the Issuing Entity is authorized to incorporate by reference into such reports the audited financial statements contained in the Swap Counterparty’s or its Credit Support Provider’s most recent Annual Report on Form 10-K and the unaudited financial statements contained in each Interim Report on Form 10-Q furnished to the SEC by the Swap Counterparty or its Credit Support Provider subsequent to the filing of its most recent Annual Report. To the extent necessary to comply with Regulation AB, the Swap Counterparty agrees to use its reasonable efforts to obtain any necessary auditor’s consents related to the financial statements so incorporated by reference and promptly to forward to the Sponsor any such auditor consents obtained. The information authorized to be incorporated by reference pursuant to this Section 3 is referred to as the “Additional Information.”
     4. Exchange Act Reporting. The Swap Counterparty and the Sponsor acknowledge and agree that the purpose of this provision is to facilitate compliance by the Sponsor with the provisions of Regulation AB and related rules and regulations of the SEC. In connection with each such filing or submission to the SEC of Additional Information, the Swap Counterparty will be deemed to have represented and warranted that (i) the Swap Counterparty or its Credit Support Provider, as applicable, is eligible under Item 1100(c) of Regulation AB to “incorporate by reference” and (ii) all such Additional Information is true and correct in all material respects as of its respective date and such Additional Information does not omit a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If as of January 1, 2007, the Notes are held of record by less than 300 persons, the Sponsor shall cause the Issuing Entity to file with the SEC by no later than January 30, 2007, a Form 15 suspending the Issuing Entity’s requirement to file reports with the SEC pursuant to the Exchange Act.

     5. Indemnification. The Swap Counterparty shall indemnify the Sponsor, each Affiliate of the Sponsor, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Exchange Act of 1934), the Issuing Entity, the Depositor and the respective directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:
     a. any untrue statement of a material fact contained in any part of the Additional Information, or the omission to state in the Additional Information a material fact required to be stated in the Additional Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
     b. any failure of the Swap Counterparty or its Credit Support Provider to be eligible to incorporate the Additional Information by reference.
     6. Governing Law. THIS AGREEMENT SHALL RE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL RE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     7. Benefit of Agreement. This Disclosure Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Disclosure Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
     8. Survival of Terms. The agreements, indemnities and representations of the parties thereto contained herein or made pursuant to this Disclosure Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any parties hereto or any of the controlling persons referred to herein, and will survive the sale of the Notes.
     9. Counterparts. This Disclosure Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument.
[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Executed as of the day and year first above written.

MERRILL LYNCH CAPITAL SERVICES, INC.,
as the Swap Counterparty

By:	/S/ BRIAN CARROLL
Name:	Brian Carroll
Title:	Vice President

SLM FUNDING LLC,
as the Depositor

By:	/S/ MARK L. HELEEN
Name:	Mark L. Heleen
Title:	Vice President

SALLIE MAE , INC.,
as the Sponsor

By:	/S/ MARK L. HELEEN
Name:	Mark L. Heleen
Title:	Vice President and Associate General Counsel

SLM PRIVATE CREDIT STUDENT LOAN 2006-C,
as the Issuing Entity

By:	Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as the Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2004 by and among the Trustee, SLM Funding LLC and The Bank of New York, as Indenture Trustee under the Indenture

By:	/S/ JOHN J. CASHIN
Name:	John J. Cashin
Title:	Vice President

CONFIRMATION
September 28, 2006
SLM Private Credit Student Loan Trust 2006-C
c/o Chase Bank USA, National Association
Christiana Center/OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department

Subject:	Basis Swap Transaction
Adjustable Period Trust Student Loans — Annual Reset Prime/LIBOR
The purpose of this confirmation is to set forth the terms and conditions of the above referenced basis swap transaction entered into on the Trade Date specified below (the “Swap Transaction”) between the Merrill Lynch Capital Services, Inc. (“MLCS”) and SLM Private Credit Student Loan Trust 2006-C (the “Trust”). This confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.
          1. This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of September 28, 2006 (the “Master Agreement”) between MLCS and the Trust. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.
          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Counterparties:	The Trust and MLCS.

Trade Date:	September 19, 2006.

Effective Date:	September 28, 2006.

Notional Amount:	For the initial Calculation Period, the Notional Amount is $61,057,451.

For each Calculation Period thereafter, the Notional Amount is the lesser of (i) the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Adjustable Period Loans bearing interest based upon the “Prime Rate”, which such Adjustable Period Loans by their then current terms reset their interest rate annually and (ii) the aggregate principal balance of the Notes outstanding as of the first day of the related Accrual Period multiplied by a fraction, the numerator of which is the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Adjustable Period Loans bearing interest based upon the

1

“Prime Rate”, which such Adjustable Period Loans by their then current terms reset their interest rate annually and the denominator of which is the aggregate principal balance, as of the same day, of all of the Trust Student Loans bearing interest based upon the “Prime Rate”.

Termination Date:	December 15, 2021.

TRUST FLOATING RATE PAYMENTS:

Trust Floating Rate Payer:	The Trust.

Trust Floating Rate Period End Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing December 15, 2006, and the Termination Date, with No Adjustment for accrual purposes.

Trust Floating Rate Reset Dates:	Each August 1st during the term hereof.

Trust Floating Rate Determination Date Averaging:	Each Trust Floating Rate Reset Date. In the event that The Wall Street Journal is not published on the Trust Floating Rate Determination Date or no U.S. Prime Rate is listed in the “Interest Rates & Bonds” section, “Consumer Rates” table on such date, the Trust Floating Rate Determination Date shall be the first immediately preceding day for which that rate is published in The Wall Street Journal.

Not Applicable.

Trust Floating Rate Payment Date:	Each Trust Floating Rate Period End Date, subject to adjustment in accordance with the Following Business Day Convention.

Trust Floating Rate:	Except in the case of the Initial Trust Floating Rate (which is set forth below), the excess, if any, of (i) the “U.S. Prime Rate” as published in The Wall Street Journal, “Interest Rates & Bonds” section, “Consumer Rates” table (or any successor section or table used for purposes of displaying such rate) as of Counterparty Floating Rate Determination Date, rounded to the nearest one-fourth of one percent (.250%) over (ii) the Spread. In the event that more than one applicable rate is published, the Trust Floating Rate will be calculated using the highest applicable rate so published.

Spread: Initial Trust Floating Rate:	264 basis points (2.64%). 5.61%.

Trust Floating Rate Day Count Fraction:	Actual/Actual.

Settlement:	On each Trust Floating Rate Payment Date, the Trust will pay to MLCS an amount (to the extent such amount is positive) equal to:

The Trust Floating Rate for the related Calculation Period times the Notional Amount in effect for such date times the Trust Floating Rate Day Count Fraction.
LIBOR FLOATING RATE PAYMENTS:

LIBOR Floating Rate Payer:	MLCS.

LIBOR Floating Rate Period End and LIBOR Reset Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing on December 15, 2006, and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention with No Adjustment to the Termination Date for accrual purposes.

LIBOR Floating Rate:	Except in the case of the Initial Calculation Period (which is set forth below), USD-LIBOR-BBA for the Floating Rate Designated Maturity; provided, however, that (i) the term “London Banking Days” shall mean a Business Day in New York and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

Notwithstanding the foregoing, if the Spread applicable to the Trust Floating Rate exceeds the Prime Rate on any LIBOR Reset Date, the LIBOR Floating Rate for the related Calculation Period shall be increased by the number of basis points that the Spread so exceeds the Prime Rate as of that date.

Representative Amount	Not less than USD $1,000,000.

Floating Rate Designated Maturity:	Three (3) months.

LIBOR Floating Rate for the Initial Calculation Period:	For the initial Calculation Period only (the period from and including September 28, 2006 to but excluding December 15, 2006), the LIBOR Floating Rate will be determined by the following formula:

x + [17/30 * (y – x) ]

where:
x = Two-Month USD-LIBOR-BBA, and

y = Three-Month USD-LIBOR-BBA.

LIBOR Floating Rate Day Count Fraction:	Actual/360.

LIBOR Floating Rate Payment Date:	Early Payment applies – three (3) Business Days prior to each LIBOR Floating Rate Period End Date.

Settlement:	On each LIBOR Floating Rate Payment Date, MLCS will pay to the Trust an amount (to the extent such amount is positive) equal to:

LIBOR Floating Rate for the previous LIBOR Floating Rate Reset Date times the Notional Amount in effect for such date times the LIBOR Floating Rate Day Count Fraction.
2. Additional Provisions:
          (a) Business Days. New York.
          (b) Calculation Agent. The Trust. The Trust shall delegate its duties as the Calculation Agent to the Administrator, in accordance with the terms of the Schedule.
          (c) Notice of Payment Amounts. The Calculation Agent shall provide notice to MLCS and the Trust by at least 1:00 p.m. (New York City time) 1 Business Day prior to the LIBOR Floating Rate Payer Payment Date of whether MLCS is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated pursuant to the aggregate principal balance of the Trust Student Loans. Notwithstanding anything herein to the contrary, if notice is received by MLCS after 1:00 p.m. (New York City time) 1 Business Day prior to each such LIBOR Floating Rate Payer Payment Date, the LIBOR Floating Rate Payer Payment Date shall be 1 Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.
3. Account Details:

Payments to MLCS:

For the Account of:	Merrill Lynch Capital Services, Inc

Name of Bank:	Deutsche Bank Trust Company Americas, New York, NY
Account No: MLCS
BIC: 00-811-874
Fed ABA No: 021001033
Attn: Merrill Lynch Capital Services, Inc., New York, NY

Payments to the Trust:

For the Account of :	SLM Private Credit Student Loan Trust 2006-C

For the account of:
Account No.:	ABA: 021000018
GLA: #111-565
TAS: #337225
Ref: Collection Account - SLM PC Trust 2006-C
Attn: Maricela Marquez 312-827-8571

For payment inquiries:	SLM Private Credit Student Loan Trust 2006-C
c/o Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-6706
Electronic Messaging System Details: None
4. Offices:
          (a) The Office of MLCS for this Transaction is New York, New York.
          (b) The Office of the Trust for this Transaction is Newark, Delaware.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

Merrill Lynch Capital Services, Inc.

By:	/S/ BRIAN CARROLL
Name:	Brian Carroll
Title:	Vice President
Accepted and confirmed as of the date first written above.
SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

By:	Chase Bank USA, National Association, not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2006 by and among the Trustee, SLM Funding LLC and The Bank of New York, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name:	John J. Cashin
Title:	Vice President

CONFIRMATION
September 28, 2006
SLM Private Credit Student Loan Trust 2006-C
c/o Chase Bank USA, National Association
Christiana Center/OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department

Subject:	Basis Swap Transaction
Adjustable Period Trust Student Loans — Monthly Reset Prime/LIBOR
The purpose of this confirmation is to set forth the terms and conditions of the above referenced basis swap transaction entered into on the Trade Date specified below (the “Swap Transaction”) between the Merrill Lynch Capital Services, Inc. (“MLCS”) and SLM Private Credit Student Loan Trust 2006-C (the “Trust”). This confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.
          1. This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of September 28, 2006 (the “Master Agreement”) between MLCS and the Trust. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.
          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Counterparties:	The Trust and MLCS.

Trade Date:	September 19, 2006.

Effective Date:	September 28, 2006.

Notional Amount:	For the initial Calculation Period, the Notional Amount is $57,422,133.

For each Calculation Period thereafter, the Notional Amount is the lesser of (i) the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Adjustable Period Loans bearing interest based upon the “Prime Rate”, which such Adjustable Period Loans by their terms reset their interest rate monthly and (ii) the aggregate principal balance of the Notes outstanding as of the first day of the related Accrual Period multiplied by a fraction, the numerator of which is the aggregate principal balance, as of the last day of the Collection

1

Period preceding the beginning of the related Accrual Period, of the Adjustable Period Loans bearing interest based upon the “Prime Rate”, which Adjustable Period Loans by their terms reset their interest rate monthly and the denominator of which is the aggregate principal balance, as of the same day, of all of the Adjustable Period Loans bearing interest based upon the “Prime Rate”.

Termination Date:	December 15, 2021.

TRUST FLOATING RATE PAYMENTS:

Trust Floating Rate Payer:	The Trust.

Trust Floating Rate Period End Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing December 15, 2006, and the Termination Date, with No Adjustment for accrual purposes.

Trust Floating Rate Reset Dates:	The 15th day of each month during the term hereof.

Trust Floating Rate Determination Date	The second Business Day before the first calendar day of the month in which the related Trust Floating Rate Reset Date occurs. In the event that The Wall Street Journal is not published on the Trust Floating Rate Determination Date or no U.S. Prime Rate is listed in the “Interest Rates & Bonds” section, “Consumer Rates” table on such date, the Counterparty Floating Rate Determination Date shall be the first immediately preceding day for which that rate is published in The Wall Street Journal.

Averaging:	Weighted.

Trust Floating Rate Payment Date:	Each Trust Floating Rate Period End Date, subject to adjustment in accordance with the Following Business Day Convention.

Trust Floating Rate:	Except in the case of the Initial Trust Floating Rate (which is set forth below), the excess, if any, of (i) the “U.S. Prime Rate” as published in The Wall Street Journal, “Interest Rates & Bonds” section, “Consumer Rates” table (or any successor section or table used for purposes of displaying such rate) as of Counterparty Floating Rate Determination Date, rounded to the nearest one-fourth of one percent (.250%) over (ii) the Spread. In the event that more than one applicable rate is published, the Trust Floating Rate will be calculated using the highest applicable rate so published.

Spread:	277 basis points (2.77%).

Initial Trust Floating Rate:	5.48%.

Trust Floating Rate Day Count Fraction:	Actual/Actual.

Settlement:	On each Trust Floating Rate Payment Date, the Trust will pay to MLCS an amount (to the extent such amount is positive) equal to:

The Weighted Average of the Trust Floating Rates for each of the Trust Floating Rate Reset Dates occurring during the related Calculation Period times the Notional Amount in effect for such date times the Trust Floating Rate Day Count Fraction.

LIBOR FLOATING RATE PAYMENTS:

LIBOR Floating Rate Payer:	MLCS.

LIBOR Floating Rate Period End and LIBOR Reset Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing on December 15, 2006, and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention with No Adjustment to the Termination Date for accrual purposes.

LIBOR Floating Rate:	Except in the case of the Initial Calculation Period (which is set forth below), USD-LIBOR-BBA for the Floating Rate Designated Maturity; provided, however, that (i) the term “London Banking Days” shall mean a Business Day in New York and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

Notwithstanding the foregoing, if the Spread applicable to the Trust Floating Rate exceeds the Prime Rate on any LIBOR Reset Date, the LIBOR Floating Rate for the related Calculation Period shall be increased by the number of basis points that the Spread so exceeds the Prime Rate as of that date.

Representative Amount	Not less than USD $1,000,000.

Floating Rate Designated Maturity:	Three (3) months.

LIBOR Floating Rate for the Initial Calculation Period:	For the initial Calculation Period only (the period from and including September 28, 2006 to but excluding December 15, 2006), the LIBOR Floating Rate will be determined by the following formula:

x + [ 17/30 * (y – x) ]

where:
x = Two-Month USD-LIBOR-BBA, and

y = Three-Month USD-LIBOR-BBA.

LIBOR Floating Rate Day Count Fraction:	Actual/360.

LIBOR Floating Rate Payment Date:	Early Payment applies – three (3) Business Days prior to each LIBOR Floating Rate Period End Date.

Settlement:	On each LIBOR Floating Rate Payment Date, MLCS will pay to the Trust an amount (to the extent such amount is positive) equal to:

LIBOR Floating Rate for the previous LIBOR Floating Rate Reset Date times the Notional Amount in effect for such date times the LIBOR Floating Rate Day Count Fraction.
2. Additional Provisions:
          (a) Business Days. New York.
          (b) Calculation Agent. The Trust. The Trust shall delegate its duties as the Calculation Agent to the Administrator, in accordance with the terms of the Schedule.
          (c) Notice of Payment Amounts. The Calculation Agent shall provide notice to MLCS and the Trust by at least 1:00 p.m. (New York City time) 1 Business Day prior to the LIBOR Floating Rate Payer Payment Date of whether MLCS is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated pursuant to the aggregate principal balance of the Trust Student Loans. Notwithstanding anything herein to the contrary, if notice is received by MLCS after 1:00 p.m. (New York City time) 1 Business Day prior to each such LIBOR Floating Rate Payer Payment Date, the LIBOR Floating Rate Payer Payment Date shall be 1 Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

3. Account Details:

Payments to MLCS:

For the Account of:	Merrill Lynch Capital Services, Inc.

Name of Bank:	Deutsche Bank Trust Company Americas, New York, NY

Account No: MLCS
BIC: 00-811-874
Fed ABA No: 021001033
Attn: Merrill Lynch Capital Services, Inc., New York, NY

Payments to the Trust:

For the Account of :	SLM Private Credit Student Loan Trust 2006-C

For the account of:
Account No.:	ABA: 021000018
GLA: #111-565
TAS: #337225
Ref: Collection Account - SLM PC Trust 2006-C
Attn: Maricela Marquez 312-827-8571

For payment inquiries:	SLM Private Credit Student Loan Trust 2006-C
c/o Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-6706
Electronic Messaging System Details: None
4. Offices:
          (a) The Office of MLCS for this Transaction is New York, New York.
          (b) The Office of the Trust for this Transaction is Newark, Delaware.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

Merrill Lynch Capital Services, Inc.

By:	/S/ BRIAN CARROLL
Name:	Brian Carroll
Title:	Vice President
Accepted and confirmed as of the date first written above.

SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

By:	Chase Bank USA, National Association, not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2006 by and among the Trustee, SLM Funding LLC and The Bank of New York, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name:	John J. Cashin
Title:	Vice President

CONFIRMATION
September 28, 2006
SLM Private Credit Student Loan Trust 2006-C
c/o Chase Bank USA, National Association
Christiana Center/OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department

Subject:	Basis Swap Transaction
Non-Adjustable Period Trust Student Loans — Monthly Reset Prime/LIBOR Basis
The purpose of this confirmation is to set forth the terms and conditions of the above referenced basis swap transaction entered into on the Trade Date specified below (the “Swap Transaction”) between the Merrill Lynch Capital Services, Inc. (“MLCS”) and SLM Private Credit Student Loan Trust 2006-C (the “Trust”). This confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.
          1. This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of September 28, 2006 (the “Master Agreement”) between MLCS and the Trust. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.
          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Counterparties:	The Trust and MLCS.

Trade Date:	September 19, 2006.

Effective Date:	September 28, 2006.

Notional Amount:	For the initial Calculation Period, the Notional Amount is $881,660,014.

For each Calculation Period thereafter, the Notional Amount is the lesser of (i) the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Trust Student Loans (other than Adjustable Period Loans) bearing interest based upon the “Prime Rate”, which such Trust Student Loans by their terms reset their interest rate monthly and (ii) the aggregate principal balance of the Notes outstanding as of the first day of the related Accrual Period multiplied by a fraction, the numerator

1

of which is the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Trust Student Loans (other than Adjustable Period Loans) bearing interest based upon the “Prime Rate”, which such Trust Student Loans by their terms reset their interest rate monthly and the denominator of which is the aggregate principal balance, as of the same day, of all of the Trust Student Loans bearing interest based upon the “Prime Rate”.

Termination Date:	December 15, 2021.

TRUST FLOATING RATE PAYMENTS:

Trust Floating Rate Payer:	The Trust.

Trust Floating Rate Period End Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing December 15, 2006, and the Termination Date, with No Adjustment for accrual purposes.

Trust Floating Rate Reset Dates:	The 15th day of each month during the term hereof.

Trust Floating Rate Determination Date	The second Business Day before the first calendar day of the month in which the related Trust Floating Rate Reset Date occurs. In the event that The Wall Street Journal is not published on the Trust Floating Rate Determination Date or no U.S. Prime Rate is listed in the “Interest Rates & Bonds” section, “Consumer Rates” table on such date, the Counterparty Floating Rate Determination Date shall be the first immediately preceding day for which that rate is published in The Wall Street Journal.

Averaging:	Weighted.

Trust Floating Rate Payment Date:	Each Trust Floating Rate Period End Date, subject to adjustment in accordance with the Following Business Day Convention.

Trust Floating Rate:	Except in the case of the Initial Trust Floating Rate (which is set forth below), the excess, if any, of (i) the “U.S. Prime Rate” as published in The Wall Street Journal, “Interest Rates & Bonds” section, “Consumer Rates” table (or any successor section or table used for purposes of displaying such rate) as of Counterparty Floating Rate Determination

Date, rounded to the nearest one-eighths of one percent (.125%) over (ii) the Spread. In the event that more than one applicable rate is published, the Trust Floating Rate will be calculated using the highest applicable rate so published.

Spread:	277 basis points (2.77%).

Initial Trust Floating Rate:	5.48%.

Trust Floating Rate Day Count Fraction:	Actual/Actual.

Settlement:	On each Trust Floating Rate Payment Date, the Trust will pay to MLCS an amount (to the extent such amount is positive) equal to:

The Weighted Average of the Trust Floating Rates for each of the Trust Floating Rate Reset Dates occurring during the related Calculation Period times the Notional Amount in effect for such date times the Trust Floating Rate Day Count Fraction.

LIBOR FLOATING RATE PAYMENTS:

LIBOR Floating Rate Payer:	MLCS.

LIBOR Floating Rate Period End and LIBOR Reset Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing on December 15, 2006, and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention with No Adjustment to the Termination Date for accrual purposes.

LIBOR Floating Rate:	Except in the case of the Initial Calculation Period (which is set forth below), USD-LIBOR-BBA for the Floating Rate Designated Maturity; provided, however, that (i) the term “London Banking Days” shall mean a Business Day in New York and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

Notwithstanding the foregoing, if the Spread applicable to the Trust Floating Rate exceeds the Prime Rate on any LIBOR Reset Date, the LIBOR Floating Rate for the related Calculation Period shall be increased by the number of basis points that the Spread so exceeds the Prime Rate as of that date.

Representative Amount	Not less than USD $1,000,000.

Floating Rate Designated Maturity:	Three (3) months.

LIBOR Floating Rate for the Initial Calculation Period:	For the initial Calculation Period only (the period from and including September 28, 2006 to but excluding December 15, 2006), the LIBOR Floating Rate will be determined by the following formula:

x + [17/30 * (y – x) ]

where:
x = Two-Month USD-LIBOR-BBA, and

y = Three-Month USD-LIBOR-BBA.

LIBOR Floating Rate Day Count Fraction:	Actual/360.

LIBOR Floating Rate Payment Date:	Early Payment applies – three (3) Business Days prior to each LIBOR Floating Rate Period End Date.

Settlement:	On each LIBOR Floating Rate Payment Date, MLCS will pay to the Trust an amount (to the extent such amount is positive) equal to:

LIBOR Floating Rate for the previous LIBOR Floating Rate Reset Date times the Notional Amount in effect for such date times the LIBOR Floating Rate Day Count Fraction.
2. Additional Provisions:
          (a) Business Days. New York.
          (b) Calculation Agent. The Trust. The Trust shall delegate its duties as the Calculation Agent to the Administrator, in accordance with the terms of the Schedule.
          (c) Notice of Payment Amounts. The Calculation Agent shall provide notice to MLCS and the Trust by at least 1:00 p.m. (New York City time) 1 Business Day prior to the LIBOR Floating Rate Payer Payment Date of whether MLCS is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated pursuant to the aggregate principal balance of the Trust Student Loans. Notwithstanding anything herein to the contrary, if notice is received by MLCS after 1:00 p.m. (New York City time) 1 Business Day prior to each such LIBOR Floating Rate Payer Payment Date, the LIBOR Floating Rate Payer Payment Date shall be 1 Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.
3. Account Details:

Payments to MLCS:

For the Account of:	Merrill Lynch Capital Services, Inc.

Name of Bank:	Deutsche Bank Trust Company Americas, New York, NY

Account No: MLCS
BIC: 00-811-874
Fed ABA No: 021001033
Attn: Merrill Lynch Capital Services, Inc., New York, NY

Payments to the Trust:

For the Account of :	SLM Private Credit Student Loan Trust 2006-C

For the account of:
Account No.:	ABA: 021000018
GLA: #111-565
TAS: #337225
Ref: Collection Account — SLM PC Trust 2006-C
Attn: Maricela Marquez 312-827-8571

For payment inquiries:	SLM Private Credit Student Loan 2006-C
c/o Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 9845651
Telephone No.: (703) 984-6706
Electronic Messaging System Details: None
4. Offices:
          (a) The Office of MLCS for this Transaction is New York, New York.
          (b) The Office of the Trust for this Transaction is Newark, Delaware.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

Merrill Lynch Capital Services, Inc.

By:	/S/ BRIAN CARROLL
Name:	Brian Carroll
Title:	Vice President
Accepted and confirmed as of the date first written above.

SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

By:	Chase Bank USA, National Association, not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2006 by and among the Trustee, SLM Funding LLC and The Bank of New York, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name:	John J. Cashin
Title:	Vice President

CONFIRMATION
September 28, 2006
SLM Private Credit Student Loan Trust 2006-C
c/o Chase Bank USA, National Association
Christiana Center/OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
Attention: Corporate Trust Department

Subject:	Basis Swap Transaction
Non-Adjustable Period Trust Student Loans — Quarterly Reset Prime/LIBOR Basis
The purpose of this confirmation is to set forth the terms and conditions of the above referenced basis swap transaction entered into on the Trade Date specified below (the “Swap Transaction”) between the Merrill Lynch Capital Services, Inc.(“MLCS”) and SLM Private Credit Student Loan Trust 2006-C (the “Trust”). This confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.
          1. This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of September 28, 2006 (the “Master Agreement”) between MLCS and the Trust. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.
          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Counterparties:	The Trust and MLCS.

Trade Date:	September 19, 2006.

Effective Date:	September 28, 2006.

Notional Amount:	For the initial Calculation Period, the Notional Amount is $74,717,535.

For each Calculation Period thereafter, the Notional Amount is the lesser of (i) the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Trust Student Loans bearing interest based upon the “Prime Rate”, which such Trust Student Loans by their terms reset their interest rate quarterly and (ii) the aggregate principal balance of the Notes outstanding as of the first day of the related Accrual Period

1

multiplied by a fraction, the numerator of which is the aggregate principal balance, as of the last day of the Collection Period preceding the beginning of the related Accrual Period, of the Trust Student Loans bearing interest based upon the “Prime Rate”, which such Trust Student Loans by their terms reset their interest rate quarterly and the denominator of which is the aggregate principal balance, as of the same day, of all of the Trust Student Loans bearing interest based upon the “Prime Rate”.

Termination Date:	December 15, 2021.

TRUST FLOATING RATE PAYMENTS:

Trust Floating Rate Payer:	The Trust.

Trust Floating Rate Period End Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing December 15, 2006, and the Termination Date, with No Adjustment for accrual purposes.

Trust Floating Rate Determination Dates:	Each Trust Each Trust Floating Rate Reset Date. In the event that The Wall Street Journal is not published on a Trust Floating Rate Reset Date or no U.S. Prime Rate is listed in the “Interest Rates & Bonds” section, “Consumer Rates” table on such date, the Trust Floating Rate Determination Date shall be the first immediately preceding day for which that rate is published in The Wall Street Journal.

Trust Floating Rate Reset Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof.

Trust Floating Rate Payment Date:	Each Trust Floating Rate Period End Date, subject to adjustment in accordance with the Following Business Day Convention.

Trust Floating Rate:	Except in the case of the Initial Trust Floating Rate (which is set forth below), the excess, if any, of (i) the “U.S. Prime Rate” as published in The Wall Street Journal, “Interest Rates & Bonds” section, “Consumer Rates” table (or any successor section or table used for purposes of displaying such rate) as of Trust Floating Rate Determination Date, rounded to the nearest one-eighths of one percent (.125%) over (ii) the Spread. In the event that more than one applicable rate is published, the Trust Floating Rate will be calculated using the highest applicable rate so published.

Spread:	275 basis points (2.75%).

Initial Trust Floating Rate:	5.50%.

Trust Floating Rate Day Count Fraction:	Actual/Actual.

Settlement:	On each Trust Floating Rate Payment Date, the Trust will pay to MLCS an amount (to the extent such amount is positive) equal to:

Trust Floating Rate for the previous Trust Floating Rate Reset Date times the Notional Amount in effect for such date times the Trust Floating Rate Day Count Fraction.

LIBOR FLOATING RATE PAYMENTS:

LIBOR Floating Rate Payer:	MLCS.

LIBOR Floating Rate Period End and LIBOR Reset Dates:	Each December 15th, March 15th, June 15th and September 15th during the term hereof, commencing on December 15, 2006, and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention with No Adjustment to the Termination Date for accrual purposes.

LIBOR Floating Rate:	Except in the case of the Initial Calculation Period (which is set forth below), USD-LIBOR-BBA for the Floating Rate Designated Maturity; provided, however, that (i) the term “London Banking Days” shall mean a Business Day in New York and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

Notwithstanding the foregoing, if the Spread applicable to the Trust Floating Rate exceeds the Prime Rate on any LIBOR Reset Date, the LIBOR Floating Rate for the related Calculation Period shall be increased by the number of basis points that the Spread so exceeds the Prime Rate as of that date.

Representative Amount LIBOR Floating Rate:	Not less than USD $1,000,000.
Floating Rate Designated Maturity:	Three (3) months.

LIBOR Floating Rate for the Initial Calculation Period:	For the initial Calculation Period only (the period from and including September 28, 2006 to but excluding December 15, 2006), the LIBOR Floating Rate will be determined by the following formula:

x + [17/30 * (y – x) ]

where:
x = Two-Month USD-LIBOR-BBA, and

y = Three-Month USD-LIBOR-BBA.

LIBOR Floating Rate Day Count Fraction:	Actual/360.

LIBOR Floating Rate Payment Date:	Early Payment applies — three (3) Business Days prior to each LIBOR Floating Rate Period End Date.

Settlement:	On each LIBOR Floating Rate Payment Date, MLCS will pay to the Trust an amount (to the extent such amount is positive) equal to:

LIBOR Floating Rate for the previous LIBOR Floating Rate Reset Date times the Notional Amount in effect for such date times the LIBOR Floating Rate Day Count Fraction.
2. Additional Provisions:
          (a) Business Days. New York.
          (b) Calculation Agent. The Trust. The Trust shall delegate its duties as the Calculation Agent to the Administrator, in accordance with the terms of the Schedule.
          (c) Notice of Payment Amounts. The Calculation Agent shall provide notice to MLCS and the Trust by at least 1:00 p.m. (New York City time) 1 Business Day prior to the LIBOR Floating Rate Payer Payment Date of whether MLCS is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated pursuant to the aggregate principal balance of the Trust Student Loans. Notwithstanding anything herein to the contrary, if notice is received by MLCS after 1:00 p.m. (New York City time) 1 Business Day prior to each such LIBOR Floating Rate Payer Payment Date, the LIBOR Floating Rate Payer Payment Date shall be 1 Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

3. Account Details:

Payments to MLCS:

For the Account of:	Merrill Lynch Capital Services, Inc.

Name of Bank:	Deutsche Bank Trust Company Americas, New

York, NY
Account No: MLCS
BIC: 00-811-874
Fed ABA No: 021001033
Attn: Merrill Lynch Capital Services, Inc., New York, NY
Payments to the Trust:

For the Account of :

For the account of:	SLM Private Credit Student Loan Trust 2006-C
Account No.:	ABA: 021000018
GLA: #111-565
TAS: #337225
Ref: Collection Account — SLM PC Trust 2006-C
Attn: Maricela Marquez 312-827-8571

For payment inquiries:	SLM Private Credit Student Loan Trust 2006-C
c/o Sallie Mae, Inc.
12061 Bluemont Way
Reston, Virginia 20190
Attention: Trust Administration
Facsimile No.: (703) 984-5651
Telephone No.: (703) 984-6706
Electronic Messaging System Details: None
4. Offices:
          (a) The Office of MLCS for this Transaction is New York, New York.
          (b) The Office of the Trust for this Transaction is Newark, Delaware.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/S/ BRIAN CARROLL
Name:	Brian Carroll
Title:	Vice President
Accepted and confirmed as of the date first written above.

SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

By:	Chase Bank USA, National Association, not in its individual capacity but in its capacity as Trustee under that certain Amended and Restated Trust Agreement dated as of September 28, 2006 by and among the Trustee, SLM Funding LLC and The Bank of New York, as the Indenture Trustee

By:	/S/ JOHN J. CASHIN
Name:	John J. Cashin
Title:	Vice President